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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            July 18, 1995
                                                        ---------------------

                          Merrill Lynch & Co., Inc.
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              (Exact Name of Registrant as Specified in Charter)

Delaware                                      1-7182           13-2740599
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(State or Other                            (Commission      (I.R.S. Employer
Jurisdiction of                            File Number)      Identification No.)
Incorporation)

World Financial Center, North Tower,
New York, New York                                                    10281-1332
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number,
including area code:                      (212) 449-1000
                                        ----------------


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        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events
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     Filed herewith are the Preliminary Unaudited Earnings Summaries, as
contained in a press release dated July 18, 1995, for Merrill Lynch & Co., Inc. ("ML & Co.") for the three- and six-month periods ended June 30, 1995. The results of operations set forth therein for the three- and six-month periods ended June 30, 1995 are unaudited. All adjustments, consisting only of normal recurring accruals, that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of ML & Co.'s business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits.
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          (99) Additional Exhibits

               (i) Preliminary Unaudited Earnings Summaries for the three- and six-month periods ended June 30, 1995.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    MERRILL LYNCH & CO., INC.
                                                  ------------------------------
                                                          (Registrant)

                                               By:    /s/ Joseph T. Willett
                                                    -------------------------
                                                          Joseph T. Willett
                                                       Senior Vice President,
                                                       Chief Financial Officer


Date:  July 18, 1995

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                                 EXHIBIT INDEX
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Exhibit No.                                   Description                   Page
- ---------------------------  ---------------------------------------------  ----
(99)                         Additional Exhibits

                             (i)  Preliminary Unaudited Earnings Summaries   5-6
                                  for the three- and six-month periods
                                  ended June 30, 1995.

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